UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2005

CENTRAL PACIFIC FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Hawaii	333-104783	99-0212597
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 544-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 26, 2005, Neal Kanda, President and Chief Operating Officer of Central Pacific Financial Corp. (the “Company”) and a member of the Company’s board of directors, resigned from his position as a director of the Company, effective January 31, 2005.  Mr. Kanda will continue as President and Chief Operating Officer of the Company and its two bank subsidiaries, Central Pacific Bank and City Bank (the “Banks”). He will also continue to serve as a director of both Banks.

On January 26, 2005, the board of directors of the Company elected Crystal Rose as a director, effective February 1, 2005, to fill the vacancy resulting from Mr. Kanda’s resignation.  Ms. Rose has not been named to any committees of the board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: January 28, 2005	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chief Executive Officer